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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

7-Eleven, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-6987	75-1085131
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

2711 North Haskell Avenue
Dallas, Texas 75204-2906
(Address of principal executive offices)

Registrant's telephone number, including area code: (214) 828-7011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets; and

        On November 9, 2005, Seven-Eleven Japan Co., Ltd. ("Parent") completed the short-form merger (the "Merger") of IYG Holding Company ("Purchaser"), a wholly-owned subsidiary of Parent, into 7-Eleven, Inc. (the "Company"). Upon consummation of the Merger, the Company became the surviving corporation and the corporate existence of Purchaser ceased. Each outstanding share of the Company's common stock, par value $0.0001 per share (the "Shares") (other than Shares held in treasury by the Company, or owned by Purchaser, Parent or any direct or indirect wholly owned subsidiary of Parent or the Company), was canceled and converted into the right to receive $37.50 in cash, without interest, subject to the right of former shareholders to assert dissenters' appraisal rights. Former shareholders of the Company whose Shares were canceled are entitled to receive $37.50 cash for each Share owned at the time of the Merger. Immediately prior to the Merger, Purchaser held at least 90% of the outstanding Shares. As a result of the Merger, the Shares will no longer be listed on the New York Stock Exchange.

Item 9.01. Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.	Description
3.1
Articles of Merger merging IYG Holding Company with and into 7-Eleven, Inc., as filed with the Texas Secretary of State on November 9, 2005 (incorporated herein by reference to Annex B of Exhibit 20.3).
3.2
Certificate of Ownership and Merger merging IYG Holding Company with and into 7-Eleven, Inc., as filed with the Delaware Secretary of State on November 9, 2005 (incorporated herein by reference to Annex C of Exhibit 20.3).
20.1	Letter of Transmittal
20.2	Notice of Merger
20.3	Information Statement
99.1
Press Release issued by Seven & I holdings Co., Ltd. on November 9, 2005 (incorporated herein by reference to Exhibit (a)(1)(xxiv) to Seven-Eleven Japan Co., Ltd.'s Schedule TO filed with the Commission on November 9, 2005.)
99.2
Press Release issued by Seven-Eleven Japan Co., Ltd. and 7-Eleven, Inc. on November 9, 2005 (incorporated herein by reference to Exhibit (a)(1)(xxv) to Seven-Eleven Japan Co., Ltd.'s Schedule TO filed with the Commission on November 9, 2005.)

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7-ELEVEN, INC.
Date: November 9, 2005	/s/ BRYAN F. SMITH, JR. Bryan F. Smith, Jr. Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Merger merging IYG Holding Company with and into 7-Eleven, Inc., as filed with the Texas Secretary of State on November 9, 2005 (incorporated herein by reference to Annex B of Exhibit 20.3).
3.2
Certificate of Ownership and Merger merging IYG Holding Company with and into 7-Eleven, Inc., as filed with the Delaware Secretary of State on November 9, 2005 (incorporated herein by reference to Annex C of Exhibit 20.3).
20.1	Letter of Transmittal
20.2	Notice of Merger
20.3	Information Statement
99.1
Press Release issued by Seven & I Holdings Co., Ltd. on November 9, 2005 (incorporated herein by reference to Exhibit (a)(1)(xxiv) to Seven-Eleven Japan Co., Ltd.'s Schedule TO filed with the Commission on November 9, 2005.)
99.2
Press Release issued by Seven-Eleven Japan Co., Ltd. and 7-Eleven, Inc. on November 9, 2005 (incorporated herein by reference to Exhibit (a)(1)(xxv) to Seven-Eleven Japan Co., Ltd.'s Schedule TO filed with the Commission on November 9, 2005.)

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  Item 2.01. Completion of Acquisition or Disposition of Assets; and
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX